SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2003

CYBEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts 02053

(Address of Principal Executive Offices)

(508) 533-4300

Registrant’s Telephone Number, Including Area Code

Item 5:    Other Events

On May 13, 2003, Cybex International, Inc. issued a press release reporting on its results of operations for the quarter ended March 29, 2003 and providing information on the status of its credit arrangements. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

Exhibit 99.1—Press Release dated May 13, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2003

CYBEX INTERNATIONAL, INC.

By: /s/    John Aglialoro

John Aglialoro,

Chairman and Chief Executive Officer